© 2026 CRS Holdings, LLC. All rights reserved. CARPENTER TECHNOLOGY CORPORATION 4th Quarter Fiscal Year 2026 Earnings Call July 30, 2026 Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. Forward-looking statements include, among other things, statements regarding guidance, outlook, targets, objectives, future operating performance, cash generation, capital allocation, market conditions and strategic initiatives. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated, expected or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the fiscal year ended June 30, 2025, Form 10-Q for the fiscal quarters ended September 30, 2025, December 31, 2025, and March 31, 2026, and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, energy, transportation, industrial and consumer, or other influences on Carpenter Technology's business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange and interest rates; (6) the effect of government trade actions, including tariffs; (7) the valuation of the assets and liabilities in Carpenter Technology's pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology's manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain a qualified workforce and key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) the impact of potential cybersecurity incidents, ransomware attacks, operational technology disruptions, information technology failures, data security breaches and failures of third-party technology service providers; (17) the ability of suppliers, logistics providers and other supply-chain participants to meet obligations due to capacity constraints, transportation disruptions, geopolitical events, labor shortages or other factors; (18) the ability to meet increased demand, production targets or commitments; (19) the ability to manage the impacts of natural disasters, climate change, pandemics and outbreaks of contagious diseases and other adverse public health developments; (20) geopolitical, economic, regulatory and security risks relating to our global business, including international conflicts, military actions, diplomatic tensions, trade restrictions, sanctions, disruptions to transportation corridors and shipping routes, and changes in U.S. and foreign trade, tax and regulatory requirements; (21) challenges affecting the commercial aviation industry or key participants including, but not limited to production and other challenges at The Boeing Company; (22) the consequences of the announcement, maintenance or use of Carpenter Technology’s share repurchase program; and (23) the ability to successfully execute major capital projects and brownfield expansion initiatives, including achieving expected costs, schedules, capacity additions, productivity improvements and returns on investment. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology's results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the dates otherwise indicated in such forward-looking statements. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. 2 Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 3 4th QUARTER FISCAL YEAR 2026 Tony Thene | Chairman, President and Chief Executive Officer Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 4 Safety is Our Highest Value 2.2 2.0 1.2 1.3 1.1 0.6 1.0 1.7 1.8 1.4 1.4 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 FY26 Total case incident rate Exhibit 99.1

Exhibit 99.1

# Quarter Performance: record operating income and operating margins

## Strong execution delivering record quarterly profit


Operating Income ($M)
+11%
151
187
207
Q4 FY25
Q3 FY26
Q4 FY26

- Operating income up 11% over Q3 FY26, our previous record, and 37% over Q4 FY25

## SAO continues to expand adjusted operating margins


SAO Adjusted Operating Margin (%)*
30.5
35.6
37.8
Q4 FY25
Q3 FY26
Q4 FY26

- SAO operating income of $229.7 million, up 38% year-over-year
- Margin expansion from higher productivity, improving mix and pricing actions

## Strong cash generation; continue to repurchase shares

### Generated $155.0 million in adjusted free cash flow* in Q4 FY26

- Includes investments in brownfield capacity expansion project
- Expanding margins, improvements in working capital

### Executed $45.2 million in share repurchases in Q4 FY26

- $281.0 million of stock repurchases completed to date against $400.0 million authorization

*Detailed schedule included in Non-GAAP Schedules in Appendix.

CARPENTER TECHNOLOGY
© 2026 CRS Holdings, LLC. All rights reserved.
5

© 2026 CRS Holdings, LLC. All rights reserved. Fourth Quarter Fiscal Year 2026 Net Sales VS. Q4-25VS. Q3-26% NET SALES EX. SURCHARGE Q4-26 NET SALES EX. SURCHARGE ($M)*MARKET +17%+3% 66%$449.4 AEROSPACE & DEFENSE -30%+5% 8%$54.1 MEDICAL -12%-22% 6%$39.2 ENERGY +3%+17% 3%$22.6 TRANSPORTATION +22%+19% 14%$92.8 INDUSTRIAL & CONSUMER 6*Excludes sales through Carpenter’s Distribution businesses. Increasing sales in strengthening demand environment • Aerospace demand remains robust, driven by increasing production rates and elevated MRO activity • Continued strength in bookings for Aerospace and Defense customers • New builds of industrial gas turbines (IGT) driving demand in energy market; decline in sales due to production timing • Medical sales and bookings increasing as end- use market remains strong Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 7 4th QUARTER FISCAL YEAR 2026 FINANCIAL OVERVIEW Tim Lain | Senior Vice President and Chief Financial Officer Exhibit 99.1

Exhibit 99.1

# Income Statement Summary

| $ millions, except per share amounts | Q4-26 | Q3-26 | Q4-25 | SEQUENTIAL CHANGE | YEAR-OVER-YEAR CHANGE |
|---|---|---|---|---|---|
| Pounds ('000) | 59,578 | 53,474 | 48,746 | 6,104 | 10,832 |
| Net Sales | 851.0 | 811.5 | 755.6 | 39.5 | 95.4 |
| Net Sales ex. Surcharge Revenue* | 679.7 | 655.6 | 623.7 | 24.1 | 56.0 |
| Gross Profit | 268.9 | 251.8 | 213.9 | 17.1 | 55.0 |
| Selling, General and Administrative Expenses | 62.0 | 65.3 | 62.5 | (3.3) | (0.5) |
| Operating Income | 206.9 | 186.5 | 151.4 | 20.4 | 55.5 |
| *Adjusted Operating Margin ex. Surcharge Revenue** | *30.4%* | *28.4%* | *24.3%* | *2.0%* | *6.1%* |
| Effective Tax Rate | 20.7% | 21.0% | 19.7% | (0.3%) | 1.0% |
| Net Income | 162.4 | 139.6 | 111.7 | 22.8 | 50.7 |
| Earnings per Diluted Share | $3.23 | $2.77 | $2.21 | $0.46 | $1.02 |
| Adjusted Earnings per Diluted Share ex. Special Item* | $3.23 | $2.77 | $2.21 | $0.46 | $1.02 |

CARPENTER TECHNOLOGY
© 2026 CRS Holdings, LLC. All rights reserved.

*Detailed schedule included in Non-GAAP Schedules in Appendix.

8

© 2026 CRS Holdings, LLC. All rights reserved. 9 SAO Segment Summary • Net sales excluding surcharge increased 4% sequentially driven by Aerospace and Defense and Industrial and Consumer end-use markets • Record operating income, up 10% sequentially, the result of higher productivity, mix management and realized benefits of pricing actions • Record adjusted operating margin, the eighteenth consecutive quarter with margin expansion • Maintaining focus on increasing productivity while managing operating costs closely and optimizing product mix • Anticipating ongoing strong demand and pricing environment partially offset by less available effective capacity uptime due to planned maintenance • Q1-27 operating income expected to be in the range of $218 million to $222 million YEAR-OVER- YEAR CHANGE SEQUENTIAL CHANGEQ4-25Q3-26Q4-26$ millions 10,5825,62246,87251,83257,454Pounds ('000) 96.435.4674.1735.1770.5Net Sales 59.422.4548.0585.0607.4Net Sales ex. Surcharge Revenue* 62.721.7167.0208.0229.7Operating Income 7.3%2.2%30.5%35.6%37.8%Adjusted Operating Margin ex. Surcharge Revenue* Q4-26 Business Results Q1-27 Outlook *Detailed schedule included in Non-GAAP Schedules in Appendix. Exhibit 99.1

Exhibit 99.1

# PEP Segment Summary

| $ millions | Q4-26 | Q3-26 | Q4-25 | SEQUENTIAL CHANGE | YEAR-OVER-YEAR CHANGE |
|---|---|---|---|---|---|
| Pounds ('000)* | 3,256 | 2,602 | 2,674 | 654 | 582 |
| Net Sales | 108.5 | 97.7 | 104.6 | 10.8 | 3.9 |
| Net Sales ex. Surcharge Revenue** | 98.2 | 90.6 | 97.1 | 7.6 | 1.1 |
| Operating Income | 7.1 | 6.7 | 11.7 | 0.4 | (4.6) |
| *Adjusted Operating Margin ex. Surcharge Revenue*** | *7.2%* | *7.4%* | *12.0%* | *(0.2%)* | *(4.8%)* |

## Q4-26 Business Results

- Net sales excluding surcharge up 8% sequentially reflecting increased sales in all end-use markets except Energy
- Sequentially, flat operating income

## Q1-27 Outlook

- Continuing to drive actions to enhance productivity and throughput rates across manufacturing facilities while closely managing costs
- Q1-27 operating income expected to be $6 million to $7 million

*Pounds includes only Dynamet and Additive businesses.
**Detailed schedule included in Non-GAAP Schedules in Appendix.

CARPENTER TECHNOLOGY
© 2026 CRS Holdings, LLC. All rights reserved.
10

© 2026 CRS Holdings, LLC. All rights reserved. FY26 strong cash flow generation... 11 …And maintaining healthy liquidity and strong balance sheet …While executing against planned capital allocation priorities… • Repurchased $179.1 million of stock in FY26; to date total of $281.0 million of stock repurchases completed against $400.0 million authorization • Funded consistent quarterly cash dividend • Brownfield capacity expansion project is on schedule and on budget; equipment installation ongoing • Generated $605.0 million in cash from operating activities; $362.3 million in adjusted free cash flow* • Higher earnings and focus on working capital management while increasing productivity drove cash from operating activities • Spent $242.7 million in capital expenditures including brownfield capacity expansion • Liquidity remains healthy at $892.4 million including $393.3 million of cash and $499.1 million of available borrowings under Credit Facility • Net Debt/EBITDA (0.3x) remains at historic lows with no near-term debt maturities Capital Allocation: Repurchasing shares while investing in brownfield capacity expansion *Detailed schedule included in Non-GAAP Schedules in Appendix. Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 12 FISCAL YEAR 2026 RECAP & OUTLOOK Tony Thene | Chairman, President and Chief Executive Officer Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 13 Fiscal Year 2026: Strong performance and meaningful shareholder return 133 354 525 702 Adj. Operating Income ($M)* FY23 Actual FY24 Actual FY25 Actual FY26 Actual >5x Delivered another significant record-breaking year for profitability Expanded SAO adjusted margins to 37.8% in Q4 FY26 driven by focus on operational execution, production planning to optimize product mix and commercial discipline Generated $362.3 million in adjusted free cash flow* for FY26, including investments in brownfield expansion Progressed on brownfield capacity expansion project, with commissioning expected early in FY28 Returned cash to shareholders with $179.1 million in share repurchases and $40.3 million in annual dividends *Detailed schedule included in Non-GAAP Schedules in Appendix. Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. Outlook: Strong growth over next several years 14 FY27 operating income outlook represents 21% to 25% increase over record FY26 Demand continues to accelerate, especially in Aerospace and Defense end-use market Volume, mix, and price drive expanding margins in SAO Anticipate $400 million to $430 million in adjusted free cash flow in FY27 FY29 operating income target represents attractive, 3-year 20% to 23% earnings CAGR Brownfield capacity expansion expected to contribute beginning in FY28 FY29 is not the peak, with market dynamics continuing to strengthen and ongoing ramp of brownfield capacity expansion 702 Operating Income ($M) FY26 Actual FY27 Outlook FY29 Target 850-880 1,200-1,300 20-23% CAGR Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 15 • Completed record fiscal year with Q4 profits up 37% year-over-year • SAO continues to expand operating margins, reaching 37.8%, in Q4* • Generated meaningful adjusted free cash flow: $362.3 million in FY26* • Executed $179.1 million of stock repurchases in FY26 • FY27 operating income expected to be 21% to 25% higher than record FY26 with meaningful cash generation • Brownfield capacity expansion online in FY28, driving further growth • FY29 target represents 3-year operating income CAGR of 20% to 23%; target not the peak of earnings power • Operating in accelerating demand environment • Offering unique portfolio of specialized solutions for high value, critical applications • Strong balance sheet and cash flow generation enables balanced approach to capital allocation • Returning cash to shareholders through a longstanding dividend and robust share repurchase program *Detailed schedule included in Non-GAAP Schedules in Appendix. RECORD FY26 PERFORMANCE STRONG EARNINGS OUTLOOK ATTRACTIVE LONG- TERM VIEW Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 16 APPENDIX OF NON-GAAP SCHEDULES Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. COMMENTSFY27 ESTIMATE in millions ~$150Depreciation and Amortization Includes Brownfield capacity expansion project$355 - $375Capital Expenditures Minimum required pension contributions based on current actuarial estimates $25Required Pension Contributions $8 million will be included in operating income, balance reported in other (income) expense, net $6Net Pension Expense Net of capitalized interest$21 - $25Interest Expense 20-22%Effective Tax Rate Selected Fiscal Year 2027 Guidance Assumptions 17 Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 18 FY24FY25FY26Q4-25Q3-26Q4-26$ millions 2,759.72,877.13,124.2755.6811.5851.0Net Sales 592.0531.0596.7131.9155.9171.3Less: Surcharge Revenue 2,167.72,346.12,527.5623.7655.6679.7Net Sales ex. Surcharge Revenue 323.1521.8702.0151.4186.5206.9Operating Income Special Items: 14.1—————Goodwill impairment 16.93.6————Restructuring and asset impairment charges 354.1525.4702.0151.4186.5206.9Adjusted Operating Income ex. Special Items 11.7%18.1%22.5%20.0%23.0%24.3%Operating Margin 16.3%22.4%27.8%24.3%28.4%30.4% Adjusted Operating Margin ex. Surcharge Revenue and Special Items Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. Adjusted Operating Margin ex. Surcharge Revenue and Special Items Non-GAAP Schedules There are no special items in FY23. Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 19 PEPPEPPEPSAOSAOSAO Q4-25Q3-26Q4-26Q4-25Q3-26Q4-26$ millions 104.697.7108.5674.1735.1770.5Net Sales 7.57.110.3126.1150.1163.1Less: Surcharge Revenue 97.190.698.2548.0585.0607.4Net Sales ex. Surcharge Revenue 11.76.77.1167.0208.0229.7Operating Income 11.2%6.9%6.5%24.8%28.3%29.8%Operating Margin 12.0%7.4%7.2%30.5%35.6%37.8%Adjusted Operating Margin ex. Surcharge Revenue Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. Adjusted Segment Operating Margin ex. Surcharge Revenue Non-GAAP Schedules Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 20 FY25FY26Q4-25Q3-26Q4-26$ millions, except per share amounts $7.42$10.52$2.21 $2.77 $3.23 Earnings per Diluted Share 376.0529.8111.7139.6162.4Net Income Special Items, net of tax: 2.7————Restructuring and asset impairment charges —12.0———Debt extinguishment losses 2.712.0———Special Items, net of tax: 378.7541.8111.7139.6162.4Net Income Excluding Special Items $7.48$10.76$2.21 $2.77 $3.23 Adjusted Earnings per Diluted Share Excluding Special Items Adjusted Earnings per Diluted Share Non-GAAP Schedules Management believes that earnings per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 21 FY25FY26Q1-26Q2-26Q3-26Q4-26$ millions 440.4605.039.2132.2193.5240.1Net Cash Provided from Operating Activities (154.3)(242.7)(42.6)(46.3)(68.7)(85.1)Purchases of Property, Plant, Equipment and Software 1.4————— Proceeds from Disposals of Property, Plant and Equipment, and Assets Held for Sale 287.5362.3(3.4)85.9124.8155.0Adjusted Free Cash Flow Management believes that the adjusted free cash flow measure provides useful information to investors regarding the Company’s financial condition because it is a measure of cash generated, which management evaluates for alternative uses. The clerical accuracy of certain amounts may be impacted due to rounding. Non-GAAP Schedules Adjusted Free Cash Flow Exhibit 99.1

© 2026 CRS Holdings, LLC. All rights reserved. 22 Cash Flow & Liquidity Summary The clerical accuracy of certain amounts may be impacted due to rounding. FY25FY26Q1-26Q2-26Q3-26Q4-26$ millions 549.9756.1173.8169.8191.3221.5Net Income + Noncash Items (60.4)(28.4)15.6(43.4)(17.3)16.8Inventory 15.7(98.9)(144.3)11.425.18.4Working Capital / Other (44.7)(127.3)(128.7)(32.0)7.825.2Total Net Working Capital / Other (64.8)(23.8)(5.9)(5.6)(5.6)(6.6)Pension Plan Contributions 440.4605.039.2132.2193.5240.1Net Cash Provided from Operating Activities (154.3)(242.7)(42.6)(46.3)(68.7)(85.1) Purchases of Property, Plant, Equipment and Software 1.4————— Proceeds from Disposals of Property, Plant and Equipment and Assets Held for Sale 287.5362.3(3.4)85.9124.8155.0Adjusted Free Cash Flow FY25FY26Q1-26Q2-26Q3-26Q4-26$ millions 315.5393.3208.0231.9294.8393.3Cash 348.9499.1348.9498.9499.0499.1Available Borrowing Under Credit Facility 664.4892.4556.9730.8793.8892.4Total Liquidity • Repurchased $45.2 million (100,000 shares) in Q4-26; $179.1 million (545,000 shares) in FY26; and $281.0 million (1,120,000 shares) to date under $400.0 million repurchase program • Funded consistent quarterly cash dividend of $0.20 per share ($10.1 million) Exhibit 99.1

For additional information, please contact info@cartech.com | 610 208 2000 https://www.carpentertechnology.com Carpenter Technology Corporation (NYSE: CRS) is a recognized leader in high-performance specialty alloy materials and process solutions for critical applications in the aerospace and defense, medical, and other markets. Founded in 1889, Carpenter Technology has evolved to become a pioneer in premium specialty alloys including nickel, cobalt, and titanium and material process capabilities that solve our customers' current and future material challenges. Your trusted partner in innovation. 2 3 Exhibit 99.1